UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 09, 2026

INTELLIA THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37766	36-4785571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Erie Street, Suite 130
Cambridge, Massachusetts		02139
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 857 285-6200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NTLA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 9, 2026, Intellia Therapeutics, Inc. (the "Company") held its Annual Meeting to consider and vote on the three proposals set forth below, each of which is described in detail in the Proxy Statement. The following is a summary of the matters voted on at the Annual Meeting.

a)

The stockholders of the Company elected each of Muna Bhanji, R.Ph., Brian Goff and Jesse Goodman, M.D., M.P.H., as a class I director, for a three-year term ending at the annual meeting of stockholders to be held in 2029 and until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal. The results of the stockholders’ vote with respect to the election of the class I directors were as follows:

	Votes	Votes		Broker
Name	For	Against	Abstain	Non-Votes
Muna Bhanji, R.Ph.	57,065,465	1,610,941	62,082	30,124,178
Brian Goff	46,090,644	12,582,130	65,714	30,124,178
Jesse Goodman, M.D., M.P.H.	43,004,221	15,686,289	47,978	30,124,178

b)

The stockholders of the Company ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes	Votes		Broker
For	Against	Abstain	Non-Votes
87,833,534	779,540	249,592	-

c)

The stockholders of the Company approved, on a non-binding advisory basis, the compensation of our named executive officers. The results of the stockholders’ vote with respect to the approval of the compensation of our named executive officers were as follows:

Votes	Votes		Broker
For	Against	Abstain	Non-Votes
44,806,637	13,821,404	110,447	30,124,178

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Intellia Therapeutics, Inc.

Date: June 10, 2026	By:	/s/ John M. Leonard
Name: John M. Leonard
Title: Chief Executive Officer and President